Exhibit 99.2 May 2021Exhibit 99.2 May 2021

Disclaimer Basis of Presentation This Presentation (this “Presentation”) is provided for informational purposes only. This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation or advice to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the previously announced potential business combination between Apex Fintech Solutions LLC (“Apex”) and Northern Star Investment Corp. II (“Northern Star”) and related transactions (the “Potential Business Combination”), nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. No representations or warranties, express or implied are given in, or in respect of, this Presentation. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Northern Star nor Apex has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with Northern Star, Apex or their respective representatives as investment, legal or tax advice. Forward Looking Statements Certain statements included in this Presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the Potential Business Combination and the projected future financial performance of Apex and Apex’s operating companies following the Potential Business Combination; (3) changes in the market for Apex’s services, and expansion plans and opportunities; and (4) anticipated client retention.These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Apex’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Apex. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political, regulatory, and legal conditions; risks relating to the uncertainty of the projected financial information with respect to the Apex; Apex’s ability to successfully expand and/or retain its product and service offerings; competition; the uncertain effects of the COVID-19 pandemic; and those factors discussed in documents of Northern Star filed, or to be filed, with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Northern Star nor Apex presently know or that Northern Star and Apex currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect Northern Star’s and Apex’s expectations, plans or forecasts of future events and views as of the date of this Presentation. Northern Star and Apex anticipate that subsequent events and developments will cause Northern Star’s and Apex’s assessments to change. However, while Northern Star and Apex may elect to update these forward-looking statements at some point in the future, Northern Star and Apex specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Northern Star’s and Apex’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Financial Information; Non-GAAP Financial Measures The Apex financial information and data for the fiscal years ended December 31, 2018, 2019 and 2020 included herein have been audited by RSM US LLP. Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA and Adjusted Net Revenue, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non-GAAP measures, and other measures that are calculated using such non-GAAP measures, are an addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to revenue, operating income, profit before tax, net income or any other performance measures derived in accordance with GAAP. Northern Star and Apex believe these non-GAAP measures of financial results, including on a forward-looking basis, provide useful information to management and investors regarding certain financial and business trends relating to Apex’s financial condition and results of operations. Apex’s management uses these non-GAAP measures for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. Northern Star and Apex believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Apex’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of Northern Star does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Apex’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. See the footnotes on the slides where these measures are discussed and the Appendix for definitions of these non-GAAP financial measures and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures. Important Information for Investors and Stockholders In connection with the Potential Business Combination, Northern Star has filed a registration statement on Form S-4, including a proxy statement and prospectus, with the SEC. Additionally, Northern Star will file other relevant materials with the SEC in connection with the Potential Business Combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov or by directing a written request to Northern Star Investment Corp. II, c/o Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174. Security holders of Northern Star are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting decision with respect to the Potential Business Combination because they will contain important information about the Potential Business Combination and the parties thereto. Participants in the Solicitation Northern Star and Apex and their respective directors, managers and executive officers, under SEC rules, may be deemed participants in the solicitation of proxies of Northern Star’s stockholders in connection with the Potential Business Combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Northern Star’s executive officers and directors in the solicitation by reading Northern Star’s filings with the SEC, including its final prospectus dated January 25, 2021 filed with the SEC on January 27, 2021. Information concerning the interests of persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Northern Star’s stockholders in connection with the Potential Business Combination are set forth in the registration statement on Form S-4 for the Potential Business Combination that Northern Star filed with the SEC on April 8, 2021, which includes a proxy statement and prospectus. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully before making any voting or investment decisions. This Presentation is not a substitute for the registration statement or for any other document that Northern Star may file with the SEC in connection with the Potential Business Combination. Trademarks Northern Star and Apex own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Northern Star or Apex, or an endorsement or sponsorship by or of Northern Star or Apex. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Northern Star or Apex will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights.Disclaimer Basis of Presentation This Presentation (this “Presentation”) is provided for informational purposes only. This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation or advice to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the previously announced potential business combination between Apex Fintech Solutions LLC (“Apex”) and Northern Star Investment Corp. II (“Northern Star”) and related transactions (the “Potential Business Combination”), nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. No representations or warranties, express or implied are given in, or in respect of, this Presentation. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Northern Star nor Apex has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with Northern Star, Apex or their respective representatives as investment, legal or tax advice. Forward Looking Statements Certain statements included in this Presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the Potential Business Combination and the projected future financial performance of Apex and Apex’s operating companies following the Potential Business Combination; (3) changes in the market for Apex’s services, and expansion plans and opportunities; and (4) anticipated client retention.These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Apex’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Apex. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political, regulatory, and legal conditions; risks relating to the uncertainty of the projected financial information with respect to the Apex; Apex’s ability to successfully expand and/or retain its product and service offerings; competition; the uncertain effects of the COVID-19 pandemic; and those factors discussed in documents of Northern Star filed, or to be filed, with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Northern Star nor Apex presently know or that Northern Star and Apex currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect Northern Star’s and Apex’s expectations, plans or forecasts of future events and views as of the date of this Presentation. Northern Star and Apex anticipate that subsequent events and developments will cause Northern Star’s and Apex’s assessments to change. However, while Northern Star and Apex may elect to update these forward-looking statements at some point in the future, Northern Star and Apex specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Northern Star’s and Apex’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Financial Information; Non-GAAP Financial Measures The Apex financial information and data for the fiscal years ended December 31, 2018, 2019 and 2020 included herein have been audited by RSM US LLP. Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA and Adjusted Net Revenue, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non-GAAP measures, and other measures that are calculated using such non-GAAP measures, are an addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to revenue, operating income, profit before tax, net income or any other performance measures derived in accordance with GAAP. Northern Star and Apex believe these non-GAAP measures of financial results, including on a forward-looking basis, provide useful information to management and investors regarding certain financial and business trends relating to Apex’s financial condition and results of operations. Apex’s management uses these non-GAAP measures for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. Northern Star and Apex believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Apex’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of Northern Star does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Apex’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. See the footnotes on the slides where these measures are discussed and the Appendix for definitions of these non-GAAP financial measures and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures. Important Information for Investors and Stockholders In connection with the Potential Business Combination, Northern Star has filed a registration statement on Form S-4, including a proxy statement and prospectus, with the SEC. Additionally, Northern Star will file other relevant materials with the SEC in connection with the Potential Business Combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov or by directing a written request to Northern Star Investment Corp. II, c/o Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174. Security holders of Northern Star are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting decision with respect to the Potential Business Combination because they will contain important information about the Potential Business Combination and the parties thereto. Participants in the Solicitation Northern Star and Apex and their respective directors, managers and executive officers, under SEC rules, may be deemed participants in the solicitation of proxies of Northern Star’s stockholders in connection with the Potential Business Combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Northern Star’s executive officers and directors in the solicitation by reading Northern Star’s filings with the SEC, including its final prospectus dated January 25, 2021 filed with the SEC on January 27, 2021. Information concerning the interests of persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Northern Star’s stockholders in connection with the Potential Business Combination are set forth in the registration statement on Form S-4 for the Potential Business Combination that Northern Star filed with the SEC on April 8, 2021, which includes a proxy statement and prospectus. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully before making any voting or investment decisions. This Presentation is not a substitute for the registration statement or for any other document that Northern Star may file with the SEC in connection with the Potential Business Combination. Trademarks Northern Star and Apex own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Northern Star or Apex, or an endorsement or sponsorship by or of Northern Star or Apex. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Northern Star or Apex will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights.

Apex Fintech Solutions MISSION We are the FinTech for FinTechs VISION The trusted technology that drives modernization in the financial services industry PURPOSE Investing made easy is powered by Apex 7Apex Fintech Solutions MISSION We are the FinTech for FinTechs VISION The trusted technology that drives modernization in the financial services industry PURPOSE Investing made easy is powered by Apex 7

Investing Done Right



9:41
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SoFi is powered by Apex

Our Clients Handle

- Customer Experience
- Customer Acquisition

Apex Empowers

- Instant account opening and funding
- Modern, paperless experience
- Streamlined digital asset movements
- Settle trades and safekeep customer assets

Trading

- Wide array of asset classes
- Integrated Crypto solution
- Fractional trading
- Direct indexing for retail accounts

Our Clients Are Innovators. We Are Their Trusted Platform For Fintech Services Business expansion for our existing clients equals growth opportunities for Apex Our data insights and experience allow us to partner with our clients and help them grow Turnkey Loyalty Turnkey Brokerage Advisory Brokerage Pro Wealth-Tech Advisory Tools Investing ToolsOur Clients Are Innovators. We Are Their Trusted Platform For Fintech Services Business expansion for our existing clients equals growth opportunities for Apex Our data insights and experience allow us to partner with our clients and help them grow Turnkey Loyalty Turnkey Brokerage Advisory Brokerage Pro Wealth-Tech Advisory Tools Investing Tools

Track Record of Driving Innovation



2013:
Launches all-digital account opening & funding experience
2014:
Introduces automated digital ACATs
2015:
Enabled foreign custody on our platform
2016:
Launches API based rebalancing solution
2017:
Originates first ever, real-time payments transaction
2018:
Launches brokerage and crypto trading solution
2019:
Acquires ETC Clearing (Now Apex Pro)
Launches fractional trading
2020:
Enters broader Advisory space
2020:
Launches Apex Extend

Innovative

202

Apex employees are technology and product

Dynamic

64

client facing micro services

Secure

~25

Apex team average years of risk management experience

Natural Flywheel Accelerates Advantage


Leading Technology and Products
Lower Cost Structure / Instant Transfer
Superior Customer Experience / Higher Engagement
Attracts New Customers to Platform
Increase Volume
Customer Data and Insights
Enhanced R&D at Economies of Scale
APEX

Competitive Moat

- Deep Domain Knowledge and Regulatory Expertise
- High Barriers to Entry
- Cost Structure Advantage
- High Switching Cost
- Network Effect

How We Generate Revenue Transactional Recurring Platform Minimums Asset-based Fees Account Opening Clearing & Execution Securities Lending Confirms and Prospectuses Funds Transfers Statements, Tax and ProxyHow We Generate Revenue Transactional Recurring Platform Minimums Asset-based Fees Account Opening Clearing & Execution Securities Lending Confirms and Prospectuses Funds Transfers Statements, Tax and Proxy

Stellar Q1 2021 Performance

Q1 2021 Performance

- Q1 2021 Adj. Net Revenue[1] **grew 122%**, increasing from $46mm in 2020 to **$102mm**
- Q1 2021 Adj. EBITDA[1] **grew 262%**, increasing from $13mm in 2020 to **$46mm**
- These positive results are further reflected in significant improvement in KPIs, including customer accounts and trades which **grew 85% and 183%** respectively

KPIs Growth

KPI	Q1 2020	Q1 2021	*Growth*
Total Customer Accounts (000s)	7,805	14,433	85%
Customer Trades (000s)	83,071	235,455	183%
Avg. Revenue per Account ($)	$6.41	$8.05	26%
Customer Credits ($mm)	$6,439	$10,590	65%
Customer Debits ($mm)	$299	$1,521	409%

Adj. Net Revenue[1]

($ in millions)


YoY Growth: 122%
$46
$102
Q1 2020
Q1 2021

Adj. EBITDA[1]

($ in millions)


YoY Growth: 262%
$13
$46
Q1 2020
Q1 2021

% Margin 28% 45%

[1]Please refer to appendix for reconciliations of Adj. Net Revenue and Adj. EBITDA, which are both non-GAAP financial measures. See also "Disclaimers – Non-GAAP Financial Measures" for additional information.

Outstanding Momentum and Performance 4 million added Q1 2021 Average Revenue per Account Customer Accounts 14.4 $27 ($) (millions) $22 10.4 $19 6.7 5.9 $8 2018 2019 2020 Q1 2021 2018 2019 2020 Q1 2021Outstanding Momentum and Performance 4 million added Q1 2021 Average Revenue per Account Customer Accounts 14.4 $27 ($) (millions) $22 10.4 $19 6.7 5.9 $8 2018 2019 2020 Q1 2021 2018 2019 2020 Q1 2021

AppendixAppendix

Non-GAAP Reconciliations – Adj. Net Revenue FY 2020 Q1 2021 ($ mm) ($ mm) Total Net Revenues $359 Total Net Revenues $146 Reimbursable Fees (133) Reimbursable Fees (38) Other Non-Operating Income 1 Other Non-Operating Income (9) Interest Expense On Debt 8 Interest Expense On Debt 3 Adjusted Net Revenue $235 Adjusted Net Revenue $102Non-GAAP Reconciliations – Adj. Net Revenue FY 2020 Q1 2021 ($ mm) ($ mm) Total Net Revenues $359 Total Net Revenues $146 Reimbursable Fees (133) Reimbursable Fees (38) Other Non-Operating Income 1 Other Non-Operating Income (9) Interest Expense On Debt 8 Interest Expense On Debt 3 Adjusted Net Revenue $235 Adjusted Net Revenue $102

Non-GAAP Reconciliations – Adj. EBITDA FY 2020 Q1 2021 ($ mm) ($ mm) Net Income $50 Net Income $36 Income Tax Expense 23 Income Tax Expense 14 Interest Expense on Debt 8 Interest Expense on Debt 3 Depreciation and Amortization 2 Depreciation and Amortization 0 Other Income/Expenses 1 Other Income/Expenses (8) Adjusted EBITDA $85 Adjusted EBITDA $46Non-GAAP Reconciliations – Adj. EBITDA FY 2020 Q1 2021 ($ mm) ($ mm) Net Income $50 Net Income $36 Income Tax Expense 23 Income Tax Expense 14 Interest Expense on Debt 8 Interest Expense on Debt 3 Depreciation and Amortization 2 Depreciation and Amortization 0 Other Income/Expenses 1 Other Income/Expenses (8) Adjusted EBITDA $85 Adjusted EBITDA $46